SUPPLEMENT DATED FEBRUARY 10, 2000
                         TO PROSPECTUS DATED MAY 1, 1999
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                              SITHE ENERGIES, INC.

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS AND MUST BE ACCOMPANIED BY THE MAY 1, 1999 PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE SITHE ENERGIES, INC. GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 11 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE SITHE ENERGIES, INC. GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works. Throughout this supplement, we refer to Group Variable Universal Life Insurance as "GVUL." We use the words "we," "our," "us," and "Prudential" to refer to The Prudential Insurance Company of America, which has issued the GVUL Group Contract.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for GVUL coverage include salaried employees of Sithe Energies, Inc. and certain subsidiaries who work full-time, at least 30 hours per week, on a regular basis. We refer to each person who enrolls for GVUL coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

In addition, certain relatives of Participants are eligible for dependent term life coverage (which is different than the GVUL coverage described in this supplement). Specifically:

     o Participants' spouses who are younger than age 65 when they enroll are eligible for dependent term life coverage, provided they are not confined for medical treatment at home or elsewhere at the time of enrollment.


GL.2000.015

          Spouses who are also employees of Sithe Energies, Inc. may not have BOTH GVUL coverage as a Participant (based upon their status as an employee) AND dependent term coverage (as a spouse). If, after the death of a spouse, we become aware that a spouse obtained both types of coverage, we will pay the GVUL Death Benefit, but not the dependent term life death benefit. We will return the premiums that were paid for the dependent term life coverage.

          See the Applicant Owner Provision section of the prospectus to learn how a spouse may apply for GVUL coverage on the life of the employee.

     o Participants' CHILDREN are eligible for dependent term life coverage through age 19 (or, if an unmarried student, through age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

          When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. The Participant must provide Prudential with evidence of the incapacity within 31 days after coverage would end.

          Children who are also employees of Sithe Energies, Inc. may not have BOTH GVUL coverage as a Participant (based upon their status as an employee) AND dependent term coverage (as a Participant's child). If both of a child's parents are Participants, the child may obtain dependent term life coverage through only one parent, not both.

IS THERE A LIMITED ENROLLMENT PERIOD?

Yes. Employees may enroll within 31 days of becoming eligible for GVUL. Employees who do not enroll during this initial 31 day period must wait until Sithe's next annual enrollment period.

COVERAGE INFORMATION

HOW MUCH GVUL COVERAGE MAY I BUY?

You may choose a Face Amount equal to your annual base salary, two times your annual base salary, three times your annual base salary, four times your annual base salary, or five times your annual base salary, up to a maximum Face Amount of $1,000,000. We will round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000.

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


HOW MUCH DEPENDENT TERM LIFE COVERAGE MAY I BUY FOR MY SPOUSE?

You may choose an amount of dependent term life insurance for your eligible spouse in increments of $10,000, up to a maximum of $200,000. The amount of coverage you choose for your spouse may not exceed 100% of your Face Amount.

HOW MUCH TERM LIFE COVERAGE MAY I BUY FOR MY DEPENDENT CHILDREN?

You may buy $4,000 of term life insurance for each eligible child.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

The following rules apply to each annual enrollment period.

     o FOR CURRENT EMPLOYEES WHO PARTICIPATE IN THE OPTIONAL GROUP TERM LIFE INSURANCE PLAN: You may enroll for GVUL coverage and increase the coverage amount you had under the optional group term life insurance plan by your annual base salary up to a maximum Face Amount of $500,000 without having to answer questions about your health (unless Prudential previously denied you coverage).

     o FOR CURRENT EMPLOYEES WHO DID NOT PARTICIPATE IN THE OPTIONAL GROUP TERM LIFE INSURANCE PLAN: You may enroll for GVUL coverage with a Face Amount equal to your annual base salary up to a maximum of $500,000 without having to answer questions about your health (unless Prudential previously denied you coverage).

     o FOR NEWLY-HIRED EMPLOYEES: You must provide evidence of good health if you request a Face Amount that exceeds the lesser of two times your annual base salary or $500,000. If you enroll more than 31 days after you first become eligible, you must wait until Sithe's next annual enrollment period to enroll. The rules for current employees outlined above will apply to you.

WHEN MUST MY SPOUSE OR CHILD(REN) GIVE EVIDENCE OF GOOD HEALTH?

The following rules apply to each annual enrollment period.

     o FOR A NEW DEPENDENT SPOUSE: Your spouse is first eligible for dependent term life coverage on the date of your marriage, or when you are first eligible for GVUL coverage (if you were already married). Your spouse must provide evidence of good health to enroll for an amount of dependent term life coverage that is greater than $50,000. If you wish to enroll your spouse for

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

          dependent term life coverage more than 31 days after he or she is first eligible for this coverage, you must wait until Sithe's next annual enrollment period, and your spouse must give evidence of good health.

     o FOR A NEW DEPENDENT CHILD: You may enroll your dependent child for dependent term life coverage within 31 days of when the child first becomes eligible without providing evidence of your child's good health. A child becomes eligible at birth, on adoption, or on the date a court decree makes the child your dependent. If you wish to enroll your dependent child for dependent term life coverage more than 31 days after he or she is first eligible for this coverage, you will have to wait until Sithe's next annual enrollment period, and your child will have to give evidence of good health.

     o Your spouse or child will need to give evidence of good health if you decline dependent term life coverage for them when they are first eligible and later decide to enroll them, or if you want to increase the coverage amount.

CAN I INCREASE MY FACE AMOUNT?

Yes. You may increase your Face Amount of insurance during Sithe's annual enrollment period.

WILL MY COVERAGE AMOUNT EVER DECREASE?

No, unless you choose to decrease it.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE Benefits sections of the prospectus.

HOW IS THE DEATH BENEFIT COMPUTED?

See the DEATH BENEFITS section of the prospectus. If, as described in the prospectus, we need to adjust a Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of insurance, we will use the "corridor percentage" method described in the DEATH BENEFITS section of the prospectus to increase the Death Benefit.

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


DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.

AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit and Dependent Life Benefits, as stated earlier.

DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, GVUL coverage has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.


WHAT ARE THE TERMS OF THE POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees and their dependents, Sithe Energies, Inc. will send monthly premium payments to Prudential via payroll deduction. Retirees, employees on an approved leave of absence, and Participants who choose Portable coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

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


HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute any dollar amount, subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

We list the investment options below.

THE FUNDS

Below is a list of each available Fund and information about each Fund, including its investment objective, investment management fees and other expenses, and investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Sithe Energies, Inc. Group Contract may currently invest and their investment objectives and principal strategies are as follows:

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


DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index
(the "S&P 500 Index").

FRANKLIN TEMPLETON

The Class 2 portfolio of the Templeton Variable Products Series Fund in which the Sithe Energies, Inc. Group Contract may currently invest and its investment objective are as follows:

TEMPLETON INTERNATIONAL FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

JANUS ASPEN SERIES

The portfolio of the Janus Aspen Series in which the Sithe Energies, Inc. Group Contract may currently invest and its investment objectives are as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

LAZARD RETIREMENT SERIES, INC.

The portfolio of the Lazard Retirement Series, Inc. in which the Sithe Energies, Inc. Group Contract may currently invest and its investment objective are as follows:

SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc. in which the Sithe Energies, Inc. Group Contract may currently invest and their investment objectives are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of U.S. growth companies operating in service industries. The portfolio invests in stocks that range from large to small service companies expected by the fund's investment adviser to show superior earnings growth and that are above-average performers in their fields.

FUND FEES AND EXPENSES

=====================================================================================

                                                                      TOTAL FUND
                                     INVESTMENT                     ANNUAL EXPENSES
                                     MANAGEMENT  12B-1   OTHER      (AFTER EXPENSE
            FUNDS                       FEE       FEES  EXPENSES   REIMBURSEMENTS) (1)
-------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
Diversified Bond Portfolio (2)        0.40%       -       0.02%         0.42%
Equity Portfolio (2)                  0.45%       -       0.02%         0.47%
Flexible Managed Portfolio (2)        0.60%       -       0.01%         0.61%
Global Portfolio (2)                  0.75%       -       0.11%         0.86%
Money Market Portfolio (2)            0.40%       -       0.01%         0.41%
Stock Index Portfolio (2)             0.35%       -       0.02%         0.37%

FRANKLIN(R) TEMPLETON(R):
TEMPLETON VARIABLE PRODUCTS
SERIES FUND (CLASS 2 SHARES)
Templeton International Fund (3)      0.69%     0.25%     0.17%         1.11%

JANUS ASPEN SERIES
Growth Portfolio(4)                   0.65%       -       0.03%         0.68%

LAZARD RETIREMENT SERIES, INC.
Small Cap Portfolio(5)                0.75%     0.25%     0.25%         1.25%


T. ROWE PRICE VARIABLE FUNDS
Equity Income Portfolio(6)            0.85%        -        -           0.85%
New America Growth Portfolio (6)      0.85%        -        -           0.85%


================================================================================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) Class 2 of the Templeton Variable Products Series Templeton International Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Templeton Variable Products Series Fund's prospectus. Expenses may vary.

(4) All expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for the Growth Portfolio reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been 0.75% for Growth.

(5) Lazard Asset Management, the Portfolio's Investment Manager, agreed to reimburse the Small Cap Portfolio through December 31, 1999 to the extent Total Fund Annual Expenses exceeded 1.25% of the Portfolio's average daily net assets. Absent such an agreement with the Investment Manager, the actual Total Fund Annual Expenses for the year ended December 31, 1998 would have been 16.20%.

(6) The investment management fee for the Mid-Cap Growth Portfolio and the New America Growth Portfolio in the T. Rowe Price Variable Funds includes the ordinary expenses of operating the Portfolios. Fees and expenses are for the year ended December 31, 1998.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Prudential Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential and PIC are registered as investment advisers under the Investment Advisers Act of 1940.

Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, serves as the investment manager and principal underwriter to the Lazard Retirement Small Cap Portfolio. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to the Janus Aspen Series Growth Portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Templeton Variable Products Series (Class 2 Shares) International Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

The investment manager for the T. Rowe Price Variable Funds is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see THE FIXED ACCOUNT section in the Prospectus.

CHANGES IN PERSONAL STATUS

IS THERE A DISABILITY PROVISION UNDER MY CERTIFICATE?

No. However, you may continue your GVUL coverage while on a disability leave of absence that is approved by Sithe Energies, Inc. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.


CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue your coverage on a "Portable" basis if you leave Sithe Energies, Inc. for any reason. We call this "Portable coverage." Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.

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

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either Sithe Energies, Inc. or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Sithe Energies, Inc. replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

     o If Sithe Energies, Inc. DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. In addition, Prudential will transfer the Cash Surrender Value of your Certificate directly to the new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

     o If Sithe Energies, Inc. DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you may continue your GVUL coverage on a Portable basis.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the Sithe Energies, Inc. Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

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


2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Sithe Energies Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

   For Sithe Energies, Inc., the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the Funds in which you may invest deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2 for administrative expenses from your Certificate Fund.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. However, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that Prudential may charge under the Sithe Energies, Inc. Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus and a new supplement like this one each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

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

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Sithe Energies, Inc. Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the GVUL Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000.

     o The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 2.60%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each month, Prudential deducts a $2 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o Prudential deducts the current cost of insurance charge under the Sithe Energies, Inc. Group Contract.

     o    Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.60%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o Prudential deducts a sales charge equal to 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 100% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 11 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance - or "investment return" - of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

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


WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investment returns are shown.

     o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

               - Fund investment management fees and other expenses were assumed to equal 0.72% per year, which was the average Fund expense in 1998.

               - For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.17%, 3.33% and 7.83%.

               - For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.62%, 2.88% and 7.38%.

     o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

The illustrations do not reflect Dividends or Experience Credits, neither of which are available under the Sithe Contract.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                             ILLUSTRATIONS
                                                          SITHE ENERGIES, INC.
                                          GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                    SPECIFIED FACE AMOUNT: $100,000
                                                              ISSUE AGE 40
                                           ASSUME MONTHLY CONTRIBUTION OF $100 FOR ALL YEARS
                                                         USING CURRENT CHARGES

                                                    Cash Surrender Value (1)                           Death Benefits (1)
                                           -------------------------------------------   ------------------------------------------
                                              Assuming Hypothetical Gross (and Net)         Assuming Hypothetical Gross (and Net)
                                                   Annual Investment Return of                   Annual Investment Return of
 End of            Annual    Premiums      -------------------------------------------   ------------------------------------------
Certificate       Premium   Accumulated     0% Gross       4.5% Gross       9% Gross       0% Gross      4.5% Gross       9% Gross
  Year      Age    Outlay  at 4% per year  (-1.17%) Net   (3.33% Net)     (7.83% Net)    (-1.17%) Net    (3.33% Net)    (7.83% Net)
  ----      ---   -------  --------------  ------------   -----------     -----------    ------------    -----------    -----------
    1       41    $1,200      $1,226        $   951         $  974         $   997        $100,951        $100,974       $100,997
    2       42     1,200       2,501          1,891          1,981           2,073         101,891         101,981        102,073
    3       43     1,200       3,827          2,820          3,021           3,232         102,820         103,021        103,232
    4       44     1,200       5,206          3,738          4,096           4,482         103,738         104,096        104,482
    5       45     1,200       6,640          4,645          5,207           5,831         104,645         105,207        105,831
    6       46     1,200       8,131          5,448          6,259           7,186         105,448         106,259        107,186
    7       47     1,200       9,682          6,242          7,346           8,648         106,242         107,346        108,648
    8       48     1,200      11,295          7,027          8,469          10,225         107,027         108,469        110,225
    9       49     1,200      12,973          7,802          9,629          11,925         107,802         109,629        111,925
   10       50     1,200      14,718          8,568         10,829          13,757         108,568         110,829        113,757
   15       55     1,200      24,546         11,582         16,683          24,453         111,582         116,683        124,453
   22       62     1,200      41,983         12,253         22,946          43,863         112,253         122,946        143,863
   23       63     1,200      44,888         12,056         23,655          47,241         112,056         123,655        147,241
   24       64     1,200      47,909         11,861         24,388          50,884         111,861         124,388        150,884
   25       65     1,200      51,051         11,669         25,145          54,811         111,669         125,145        154,811
   26       66     1,200      54,319         10,380         24,801          57,895         110,380         124,801        157,895
   27       67     1,200      57,718          9,106         24,447          61,219         109,106         124,447        161,219
   32       72     1,200      76,862            123         19,519          79,074         100,123         119,519        179,074
   37       77     1,200     100,154            0  (2)       6,323          96,796            0   (2)      106,323        196,796
   42       82     1,200     128,492            0              0   (2)     112,587            0               0   (2)     212,587
   47       87     1,200     162,970            0              0           117,937            0               0           217,937
   52       92     1,200     204,918            0              0           100,310            0               0           200,310
   55       95     1,200     234,331            0              0            75,545            0               0           175,545
   56       96     1,200     244,930            0              0            58,062            0               0           158,062
   57       97     1,200     255,954            0              0            39,209            0               0           139,209
   58       98     1,200     267,418            0              0            18,881            0               0           118,881
   59       99     1,200     279,340            0              0              0   (2)         0               0              0   (2)


--------------

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

- The charges and expenses used in this illustration: Premium tax 2.25%; DAC Tax 0.35%; Sales charge 0%; Processing charges $0; Monthly Admin charges $2; Mortality and Expense Risk Charge 0.45%; Average Fund expense 0.72%; Surrender charge $0; and Cost of Insurance charges are the cost of insurance rates currently being charged.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO PEPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                            ILLUSTRATIONS
                                                        SITHE ENERGIES, INC.
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                          ASSUME MONTHLY CONTRIBUTION OF $100 FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                                 Cash Surrender Value (1)                         Death Benefits (1)
                                       -------------------------------------------   ---------------------------------------------
                                          Assuming Hypothetical Gross (and Net)          Assuming Hypothetical Gross (and Net)
                            Premiums           Annual Investment Return of                    Annual Investment Return of
  End of          Annual   Accumulated -------------------------------------------   ---------------------------------------------
Certificate      Premium      at 4%      0% Gross       4.5% Gross       9% Gross      0% Gross       4.5% Gross       9% Gross
   Year    Age    Outlay    per year   (-1.62%) Net     (2.88% Net)    (7.38% Net)   (-1.62%) Net     (2.88% Net)     (7.38% Net)
---------- ---   -------   ----------- ------------    ------------    -----------   -------------   --------------  -------------
     1     41    $1,200     $ 1,226      $   542          $  555        $   568        $100,553         $100,566        $100,580
     2     42     1,200       2,501        1,036           1,088          1,140         101,056          101,108         101,160
     3     43     1,200       3,827        1,488           1,601          1,718         101,508          101,621         101,738
     4     44     1,200       5,206        1,886           2,080          2,289         101,906          102,100         102,309
     5     45     1,200       6,640        2,227           2,522          2,850         102,247          102,542         102,870
     6     46     1,200       8,131        2,509           2,921          3,395         102,529          102,941         103,415
     7     47     1,200       9,682        2,728           3,272          3,920         102,748          103,292         103,940
     8     48     1,200      11,295        2,883           3,572          4,420         102,903          103,592         104,440
     9     49     1,200      12,973        2,969           3,812          4,888         102,989          103,832         104,908
    10     50     1,200      14,718        2,982           3,985          5,315         103,002          104,005         105,335
    15     55     1,200      24,546        1,612           3,379          6,291         101,632          103,399         106,311
    22     62     1,200      41,983          0  (2)          0  (2)        585            0   (2)          0   (2)       100,597
    23     63     1,200      44,888          0               0              0  (2)        0                0               0   (2)
    24     64     1,200      47,909          0               0              0             0                0               0
    25     65     1,200      51,051          0               0              0             0                0               0
    26     66     1,200      54,319          0               0              0             0                0               0
    27     67     1,200      57,718          0               0              0             0                0               0
    32     72     1,200      76,862          0               0              0             0                0               0
    37     77     1,200     100,154          0               0              0             0                0               0
    42     82     1,200     128,492          0               0              0             0                0               0
    47     87     1,200     162,970          0               0              0             0                0               0
    52     92     1,200     204,918          0               0              0             0                0               0
    55     95     1,200     234,331          0               0              0             0                0               0
    56     96     1,200     244,930          0               0              0             0                0               0
    57     97     1,200     255,954          0               0              0             0                0               0
    58     98     1,200     267,418          0               0              0             0                0               0
    59     99     1,200     279,340          0               0              0             0                0               0


-------------

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

- The charges and expenses used in this illustration: Premium tax 2.25%; DAC Tax 0.35%; Sales charge 3.50%; Processing charges $2; Monthly Admin charges $6; Mortality and Expense Risk Charge 0.90%; Average Fund expense 0.72%; Surrender charge lesser of $20 or 2% of fund; and Maximum cost of insurance charges is 150% of 1980 CSO.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO PEPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE MONTHLY CHARGES DEDUCTED?

The exact date that Prudential deducts monthly charges from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

     o If you make routine premium payments by automatic payroll deduction, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Sithe Energies, Inc. forwards the payroll deductions to us. We expect the Monthly Deduction Date to be near the first of the month.

          Sithe Energies, Inc. intends to forward automatic payroll deduction premium payments by the beginning of each month. But, even if Sithe Energies, Inc. has not transferred the payroll deductions to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.

     o If you make routine premium payments directly to Prudential, we will deduct the full monthly Certificate Fund charges on the first Business Day of each month.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the Sithe Energies, Inc. Group Contract, including:

     o    the free-look period

     o    transfers between investment options

     o    dollar cost averaging

     o    more details on how loans work

     o    how you can change future premium allocations among investment options

     o    how paid-up coverage may be available

     o    how your insurance could end (known as "lapsing")

     o    reinstatement of your coverage

     o    contestability rules

     o    tax treatment of Certificate benefits

     o    definitions of special terms

     o    withdrawals

Please refer to the prospectus for information on these and other features of the Sithe Energies, Inc. Group Contract. Your Enrollment Kit also explains key features of your plan.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.